[SHIP LOGO VANGUARD /(R)/]



VANGUARD/(R)/ WELLESLEY/(R) /INCOME FUND



SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2007



COMPARATIVE INDEX CHANGE

Effective August 1, 2007, Vanguard has changed the stock component of the Wellesley Composite Index, the Wellesley Income Fund's comparative index. The new stock index, the FTSE High Dividend Yield Index, will carry the same weight in the composite index as the previous blended stock component (35%). The new index is a more appropriate comparison index for the stock portion of the Fund. This change will not affect the Fund's investment objective, policies, strategies, or risks.



FUND MANAGER CHANGE

Effective June 30, 2008, John R. Ryan will no longer manage assets for Vanguard Wellesley Income Fund.

Mr. Ryan currently co-manages the stock portion of the Fund with W. Michael Reckmeyer, III. Mr. Reckmeyer, CFA, Vice President and Equity Portfolio Manager of Wellington Management Company, LLP (Wellington Management), has managed investment portfolios since 1984 and has co-managed the stock portion of the Fund since 2007.

Mr. Reckmeyer is expected to succeed Mr. Ryan as the lead manager of the stock portion of the Fund.








                                                                  (over, please)
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In "Plain Talk/(R)/ About the Fund's Portfolio Managers," in the INVESTMENT
ADVISOR section, this text immediately follows the paragraph about Earl E.
McEvoy:

JOHN R. RYAN, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management. He has worked in investment management with Wellington Management since 1981; has managed the stock portion of the Fund since 1986; and has co-managed this portion of the Fund since 2007. Education: B.S., Lehigh University; M.B.A., University of Virginia.

W. MICHAEL RECKMEYER, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has been with Wellington Management since 1994; and has co-managed the stock portion of the Fund since 2007. Education: B.S. and M.B.A., University of Wisconsin.



(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS27 082007